UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 5, 2015

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2015, TC PipeLines, LP (the “Partnership”) announced that Steven Becker resigned as President and Director of TC PipeLines GP, Inc., the general partner of the Partnership (the “General Partner”), effective January 1, 2016.  He will continue working with TransCanada Corporation, the ultimate parent company of  the General Partner, until his retirement in early 2016.  Mr. Becker’s resignation was not the result of any disagreement with the Partnership or the General Partner ("TransCanada") relating to the operations, policies or practices of either entity.

Brandon Anderson was appointed to fill the role of President and Director of the General Partner, effective January 1, 2016.  Mr. Anderson, age 43, is the Senior Vice-President and General Manager, US Natural Gas Pipelines for TransCanada, a position he has held since July 2015.  He has over 20 years of energy industry experience. Since joining TransCanada in 2002, Mr. Anderson has held a variety of leadership positions in energy marketing and trading , business development, electricity, gas storage and TransCanada’s Mexico pipeline operations, including Senior Vice President and General Manager, Mexico Gas and Power from May 2013 to July 2015, Senior Vice President, Western Power and Gas Storage from January 2011 to May 2013 and Vice President, Gas Storage from March 2006 to January 2011.  Mr. Anderson holds a Bachelor of Commerce degree from the University of Calgary and a Chartered Financial Analyst (CFA) designation.

There are no arrangements or understandings between Mr. Anderson and any other person pursuant to which he was selected as President or Director of the General Partner, nor are there any family relationships between Mr. Anderson and any of the General Partner’s directors or executive officers. There are no transactions between Mr. Anderson and the General Partner or the Partnership that would be reportable under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

A copy of the news release announcing these changes is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	News Release of TC PipeLines, LP, dated November 5, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  November 5, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of TC PipeLines, LP, dated November 5, 2015.